________________________________________________________________________________
                                                                               1


DEAR SHAREHOLDERS:

Our report for CIGNA High Income Shares (the "Fund") covering the quarter ended March 31, 2001 follows.

HIGH YIELD MARKET SUMMARY

The fixed income markets outperformed stocks by a wide margin in the first quarter. The Lehman Brothers Aggregate Bond Index returned 3.03% compared to a -12.57% return for the Wilshire 5000 Stock Index.

The high yield market was the best-performing sector in the bond market for the first quarter. As measured by the respective Lehman Brothers Bond Indices, high yield posted a return of 6.36% vs. 4.37% for investment-grade corporate bonds and 2.36% for Treasuries.

Ten-year Treasury yields declined 19 basis points during the quarter to 4.92%, but yields in high yield declined 160 basis points. Thus, spreads for bonds in this quality range declined by 141 basis points. Despite this improvement, spreads remain wider than during the 1998 financial crisis.

The strong performance in the high yield market was driven by the Federal Reserve's (Fed's) interest rate cuts and a strong inflow of funds into the market from a number of investor classes. The Fed's surprise interest rate reductions in early January ignited a huge rally as investors poured money into the high yield market to take advantage of spreads which already had assumed a recession. The Lehman Brothers High Yield Bond Index (the "Index") returned 7.49% in January, the best monthly return in 10 years.

As the quarter progressed, however, the market's focus shifted to the continuing weakness in earnings, bond ratings, and the stock market, reflecting an economy flirting with recession. Further, the market suffered from the traditional seasonal slowdown in fund inflows as we made our way to the end of the quarter. February Index returns were 1.33%; March's were -2.36%.

Noteworthy in the first quarter was the underperformance of the telecommunications sector. Many of these credits are still relatively young companies, which are still losing money and require substantial capital to support their growth. The capital markets closed again for these credits after briefly opening in January as the market's tolerance for these types of risk has evaporated, resulting in significant declines in prices for these bonds. The telecommunications sector returned -10.5% for the quarter.

PERFORMANCE

CIGNA High Income Shares underperformed its benchmark for the quarter. Based on net asset value, the Fund returned 1.34% compared with its benchmark, the Lehman Brothers High Yield Bond Index, which returned 6.36%. The return for the quarter based on the market value of the Fund's shares traded on the New York Stock Exchange was 10.42%.

The Fund's weak performance was driven, in part, by adverse selection in several cyclical industry sectors, such as technology, paper, autos, and heavy-duty trucks. These credits suffered from negative earnings surprises driven by a sharper than expected fall off in the economy. Additionally, a particular cable company's bonds (United Pan Europe NV) suffered from a change in perception of its ability to raise capital; and bad winter weather, high fuel prices, and export problems with genetically altered corn negatively impacted a transportation company's bonds (American Commercial Lines LLC).

From a sector point of view, the emerging market exposure suffered from deterioration of confidence in Argentina. Additionally, the Fund's performance in the telecommunications sector was somewhat below the benchmark.

STRATEGY

Our purchases during the quarter were focused on higher quality single B rated names that have limited sensitivity to the economy. This strategy resulted from our view that the economic outlook is too uncertain to buy deep cyclicals or lower quality credits, but optimistic enough for higher quality single Bs to outperform BB rated credits over the rest of the year. These purchases

________________________________________________________________________________
                                                                               2


included companies in the cable, casino, apparel, and wireless telecommunications sectors.

To fund these purchases we continued to sell distressed credits that we believe are fairly valued and have limited upside potential. Sales of securities with significant downside risk also took place in the telecommunications, technology and food sectors. Additionally, a number of lower yielding securities were sold to swap into higher yielding purchases. In aggregate, these actions continued our strategy of upgrading the liquidity of the portfolio and prudently adding yield.

Sector overweights were maintained in emerging markets (7.3%), transportation services, consumer products, and industrials. Sector underweights due to low yields were kept in the electric utilities, health care, U.S. cable, gaming, and energy industries. Our exposure to mid-tier credits (Bs) ended the quarter at 74%, above the benchmark weighting of 52%. The Fund remains broadly diversified, with holdings in 91 issuers. The Fund's average duration declined slightly to
4.1 years, below the Index's duration of 4.7 years. The Fund's leverage during the quarter remained below 33% of assets and was 29% at March 31, 2001.

MANAGEMENT CHANGE

At the end of February, Alan C. Petersen was replaced as portfolio manager for CIGNA High Income Shares by the high yield fixed income team of TimesSquare Capital Management, Inc.

OUTLOOK

The outlook for the high yield market varies significantly by sector. The demand for higher quality names, both BBs and Bs, remains strong as the market's rotation out of telecommunications (and generally away from risk and volatility), continues. Cyclical credits such as autos, paper, and steel will remain at wide spreads until there is more clarity on the economic outlook, but these credits are likely to outperform the market before year-end. The telecommunications sector is likely to remain volatile. Longer-term, the gap in this sector between the "haves" and the "have-nots" should continue to widen, and it is unlikely that the "haves" will return to their previously rich price levels. Having said this, an improvement in stock market psychology could lead to a bounce back in this sector.

The U.S. economy should begin to respond to the Fed's interest rate cuts by year-end and the inventory correction should be largely behind us by mid-year. Furthermore, financial market conditions have shown signs of improving since the Fed began cutting rates, and consumer spending is holding up. The key variable to watch over the next quarter is whether the declines in corporate profits and technology spending that are clearly occurring will be translated into job layoffs. If this occurs, the economic softness would be extended and a further recovery in the high yield market gets delayed. If this does not occur, the high yield market should enjoy further outperformance over the rest of 2001.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA HIGH INCOME SHARES

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES March 31, 2001 (Unaudited) 3 (Continued)

                                            PRINCIPAL       VALUE
                                              (000)         (000)
-------------------------------------------------------------------
BONDS AND NOTES - 134.8%
AEROSPACE AND DEFENSE - 4.2%
BE Aerospace, Inc., 9.9%, 2006              $ 4,000        $ 4,095
Hexcel Corp., 9.8%, 2009                      4,350          4,176
                                                      -------------
                                                             8,271
                                                      -------------

AUTO AND TRUCKS - 2.4%
Collins & Aikman Products Co.,
    11.5%, 2006                               4,000          3,280
Tenneco Automotive, Inc.,
    11.6%, 2009                               4,000          1,420
                                                      -------------
                                                             4,700
                                                      -------------

BROADCASTING AND MEDIA - 4.8%
American Lawyer Media, Inc.,
    9.8%, 2007                                4,500          4,118
Innova S DE R.L., 12.9%, 2007                 4,280          3,831
Ziff Davis Media, Inc., 12%, 2010             2,000          1,630
                                                      -------------
                                                             9,579
                                                      -------------

CABLE TV - 10.8%
Cablevision S.A., 13.8%, 2007                 3,500          2,485
Charter Communications, Inc.,
     10.8%, 2009                                590            628
     10.3%, 2010                              4,000          4,160
International Cabletel, Inc.,
    12.8%, 2005 (3)                           2,750          2,640
Multicanal, S.A.,
    13.1%, 2009 Series E                      2,450          1,789
NTL Communications Corp.,
    11.9%, 2010                               4,000          3,680
Telewest PLC, 11%, 2007                       3,050          2,981
United Pan Europe Communications NV
    11.3%, 2010                               4,500          3,060
                                                      -------------
                                                            21,423
                                                      -------------
CHEMICALS - 3.6%
Huntsman ICI Chemicals, Inc.,
    10.1%, 2009                               4,000          4,120
Lyondell Chemical Co.,
    10.9%, 2009                               3,000          3,045
                                                      -------------
                                                             7,165
                                                      -------------

CONSUMER PRODUCTS AND SERVICES - 6.2%
Desa International, Inc., 9.9%, 2007          2,750            990
Jostens, Inc., 12.8%, 2010                    4,350          4,535
Samsonite Corp., 10.8%, 2008                  5,750          4,658
United Industries Corp.,
    9.9%, 2009                                3,050          2,211
                                                      -------------
                                                            12,394
                                                      -------------

CONTAINERS AND PAPER - 4.9%
Gaylord Container Corp.,
    9.9%, 2008                                6,000          1,860
Huntsman Packaging Corp.,
    13%, 2010                                 3,700          2,035
Riverwood International Corp.,
    10.9%, 2008                               6,000          5,820
                                                      -------------
                                                             9,715
                                                      -------------


                                            PRINCIPAL       VALUE
                                              (000)         (000)
-------------------------------------------------------------------
ELECTRONICS AND ELECTRICAL EQUIPMENT - 5.8%
Amkor Technology, Inc.,
    10.5%, 2009                             $ 4,400        $ 4,246
Dictaphone Corp., 11.75%, 2005/(4)/           2,465            666
Fairchild Semiconductor Corp.,
    10.4%, 2007                               2,500          2,425
Viasystems, Inc.,
    9.8%, 2007                                5,500          3,190
    9.8%, 2007, Series B                      1,700            986
                                                      -------------
                                                            11,513
                                                      -------------
ENTERTAINMENT - 6.6%
American Skiing Co., 12%, 2006                5,250          3,412
Ameristar Casinos, Inc.,
    10.8%, 2009 (144A security acquired
    Jan. 2001 for $4,441) (2)                 4,500          4,613
Booth Creek Ski Holdings, Inc.,
    12.5%, 2007                               4,250          3,485
Premier Parks, Inc., 9.8%, 2007               1,500          1,538
                                                      -------------
                                                            13,048
                                                      -------------

FINANCIAL - 4.3%
Dollar Financial Group, Inc.,
    10.9%, 2006                               4,150          3,963
Labranche & Co., Inc., 12%, 2007              4,150          4,638
                                                      -------------
                                                             8,601
                                                      -------------

FOOD AND BEVERAGES - 10.8%
Agrilink Foods, Inc., 11.9%, 2008             2,260          1,876
Di Giorgio Corp., 10%, 2007                   4,000          3,640
Fleming Cos.,  Inc.,
    10.6%, 2004                               4,045          4,106
    10.1%, 2008 (144 A security
     acquired March  2001 for $415)/(2)/        420            429
Grupo Azucarero Mexico S.A.,
    11.5%, 2005 (4)                           2,175            109
Imperial Holly Corp., 9.75%, 2007/(4)/        5,000            500
Mastellone Hermanos S.A.,
    11.8%, 2008                               3,250          2,015
Premier International Foods PLC,
    12%, 2009                                 4,500          4,230
Stater Brothers Holdings, Inc.,
    10.8%, 2006                               4,100          3,813
Vlasic, Inc., 10.3%, 2009/(4)/                3,350            670
                                                      -------------
                                                            21,388
                                                      -------------

HEALTH CARE - 0.0%
Mediq, Inc., 11%, 2008 (4)                    6,500             65
                                                      -------------

HOMEBUILDER - 0.8%
WCI Communities, Inc., 10.6%, 2011
    (144 A security acquired Feb. 2001
    for $1,513) (2)                           1,500          1,549
                                                      -------------


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES March 31, 2001 (Unaudited) 4 (Continued)


                                         PRINCIPAL        VALUE
                                           (000)          (000)
-------------------------------------------------------------------
INDUSTRIAL - 9.6%
Blount, Inc., 13%, 2009                    $  6,150       $  3,629
Flowserve Corp., 12.3%, 2010                  1,000          1,056
Foamex Capital Corp., 13.5%, 2005             5,500          3,740
Goss Holdings, Inc.,
    12.3%, 2005                               2,604            208
Grove Worldwide L.L.C.,
    9.3%, 2008 (4)                            4,400            352
International Wire Group, Inc.,
    11.8%, 2005,                              5,800          5,800
Neenah Corp.,
    11.1%, 2007, Series B                     2,650          1,272
    11.1%, 2007, Series E (144A
    security acquired Nov. 1998 for
    $1,553)/(2)/                              1,500            720
Outsourcing Services Group, Inc.,
    10.9%, 2006                               3,500          2,240
                                                      -------------
                                                            19,017
                                                      -------------
LODGING - 1.8%
Lodgian Fing Corp., 12.3%, 2009               4,200          3,528
                                                      -------------

METALS - 3.2%
Doe Run Resource Corp.,
    11.3%, 2005                               4,000          1,240
Kaiser Aluminum & Chemicals Corp.,
    12.8%, 2003                               1,840          1,582
    10.9%, 2006                                 940            874
Murin Murin Holdings Ltd.,
    9.4%, 2007                                1,325          1,053
Renco Steel Holdings, Inc.,
    10.9%, 2005                               5,850          1,550
                                                      -------------
                                                             6,299
                                                      -------------

MISCELLANEOUS - 14.4%
Allied Waste North America, Inc.,
    10%, 2009                                 6,500          6,646
American Color Graphics, Inc.,
    12.8%, 2005                               5,500          5,376
Buhrmann U.S., Inc., 12.3%, 2009              4,800          5,100
Mail Well I Corp., 8.8%, 2008                 4,000          3,360
United Rentals, Inc.,
    9%, 2009                                  3,750          3,319
  9.3%, 2009                                  1,350          1,188
Williams Scottman, Inc.,
   9.9%, 2007                                 4,000          3,580
                                                      -------------
                                                            28,569
                                                      -------------

RETAIL - 1.6%
Jo Ann Stores, Inc., 10.4%, 2007              5,000          3,200
                                                      -------------

                                             PRINCIPAL        VALUE
                                              (000)           (000)
-------------------------------------------------------------------
TECHNOLOGY - 2.4%
Exodus Communications, Inc.,
    11.3%, 2008                             $ 4,800        $ 3,816
Orbital Imaging Corp., 11.6%, 2005            3,500            420
PSI Net, Inc.,
    10.5%, 2006/(4)/                          2,360            212
    11%, 2009/(4)/                            3,490            314
                                                      -------------
                                                             4,762
                                                      -------------

TELECOMMUNICATIONS - 14.5%
Alestra S DE R.L., 12.1%, 2006                6,000          5,190
Hyperion Telecommunications, Inc.,
    12%, 2007                                 5,920          3,552
KMC Telecom Holdings, Inc.,
    13.5%, 2009                               3,400            833
McLeod USA, Inc.,
    12%, 2008                                 3,730          3,711
    11.5%, 2009                               1,000            973
Nextlink Communications, Inc.,
    10.8%, 2008                               1,500            900
    10.5%, 2009                               2,450          1,433
    10.8%, 2009                                 335            201
Primus Telecommunications, Inc.,
    11.8%, 2004                                 815            220
Talton Holdings, Inc., 11%, 2007              2,800          1,932
Transtel Pass-Thru Trust,
    12.5%, 2007/(4)/                          4,250            680
Versatel Telecom B.V.,
    13.3%, 2008                               5,550          3,386
Williams Communications, Inc.,
    10.9%, 2009                               6,000          4,410
Winstar Communications, Inc.,
    12.5%, 2008                               5,000          1,300
                                                      -------------
                                                            28,721
                                                      -------------

TEXTILES - 5.5%
Cluett American Corp.,
    10.1%, 2008                               5,000          3,500
Levi Strauss & Co., 11.6%, 2008
    (144 A security acquired Jan. and Mar.
    2001 for $4,539) (2)                      4,500          4,612
Norton McNaughton, Inc.,
    12.5%, 2005                               3,000          2,850
                                                      -------------
                                                            10,962
                                                      -------------

TRANSPORTATION - 7.1%
American Commercial Lines LLC,
    10.3%, 2008                               2,870          1,722
Atlas Air, Inc., 10.8%, 2005                  5,885          6,135
Avis Rent A Car, Inc., 11%, 2009              4,725          5,292
Budget Group, Inc., 9.1%, 2006                3,035            926
                                                      -------------
                                                            14,075
                                                      -------------

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES March 31, 2001 (Unaudited) 5 (Continued)

                                           PRINCIPAL        VALUE
                                             (000)          (000)
-------------------------------------------------------------------
WIRELESS COMMUNICATIONS - 9.5%
Centennial Cellular, Inc.,
    10.8%, 2008                            $  2,635       $  2,503
Crown Castle International Corp.,
    10.8%, 2011                               2,000          2,050
Dobson Communications Corp.,
    10.9%, 2010                               5,000          5,088
Grupo Isuacell S.A.,
    14.3%, 2006                               3,290          3,417
Spectrasite Holdings, Inc.,
    10.8%, 2010                               5,600          4,872
Telecorp PCS, Inc., 10.6%, 2010               1,065          1,020
                                                      -------------
                                                            18,950
                                                      -------------

TOTAL BONDS AND NOTES
    (Cost - $364,771)                                      267,494
                                                      -------------

                                             SHARES
                                              (000)
                                             ------
COMMON STOCKS - 0.1%
Goss Holdings Inc., Class B                      64            129
                                                      -------------
TOTAL STOCKS
  (Cost - $0)                                                  129
                                                      -------------

WARRANTS - 0.2% Convergent
Communications, Inc., Exp. 2008 /(1)/            30              2
Jostens, Inc., Exp. 2010/(1)/                     4             87
Orbital Imaging Corp., Exp. 2005/(1)/             4             38
Pliant Corp., Exp. 2010/(1)/                      4             30
Primus Telecommunications, Inc.,
Exp. 2004 (1)                                     4              -
Versatel Telecom B.V., Exp. 2008/(1)/             7            347
                                                      -------------
TOTAL WARRANTS
  (Cost - $473)                                                504
                                                      -------------

                                                            VALUE
                                                            (000)
-------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES - 135.1%
    (Total Cost - $365,244)                              $ 268,127
Liabilities, Less Cash and Other Assets - (35.1%)          (69,625)
                                                      -------------
NET ASSETS - 100%                                        $ 198,502
                                                      =============

    ---------------------------------------------------------------
    QUALITY RATINGS OF LONG-TERM BONDS *  (UNAUDITED)
    March 31, 2001
                                                          % OF
                                           VALUE         MARKET
                                           (000)         VALUE
    ---------------------------------------------------------------
    Baa/BBB                                 $ 5,292           2.0%
    Ba/BB                                    24,274           9.1%
    B/B                                     210,955          78.9%
    Below B                                  26,973          10.1%
                                        ------------  -------------
                                           $267,494         100.0%
                                        ============  =============

    * The higher of Moody's or Standard & Poor's Ratings.
    ----------------------------------------------------------------

(1)  Non-income producing securities.
(2) Indicates restricted security; the aggregate fair value of restricted securities is $11,923,200 (aggregate cost $12,460,640) which is approximately 6% of net assets.
(3)  Variable rate security. Rate disclosed is as of March 31, 2001.
(4)  Defaulted securities.


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       6



STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001
(UNAUDITED)
(IN THOUSANDS)

ASSETS:
Investments at value (Cost - $365,244)        $ 268,127
Cash on deposit with custodian                        1
Receivables for investments sold                  4,078
Interest receivable                              11,599
Investment for Trustees' deferred
    Compensation plan                               265
                                            ------------
      TOTAL ASSETS                              284,070
                                            ------------
LIABILITIES:
Payable for investments purchased                   719
Loan payable                                     80,973
Dividend payable April 10, 2001 at
    $0.05 per share                               2,621
Accrued interest payable                            728
Deferred Trustees' fees payable                     265
Accrued advisory fees payable                       157
Other accrued expenses (including $33
    due to affiliate)                               105
                                            ------------
      TOTAL LIABILITIES                          85,568
                                            ------------

NET ASSETS (Equivalent to $3.79 per share
    based on 52,423 shares of beneficial
    interest outstanding; unlimited number
    of shares authorized)                     $ 198,502
                                            ============

COMPONENTS OF NET ASSETS:
Paid in capital                               $ 402,581
Overdistributed net investment income            (2,903)
Unrealized depreciation of investments          (95,662)
Accumulated net realized loss                  (105,514)
                                            ------------
NET ASSETS                                    $ 198,502
                                            ============


STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2001
(UNAUDITED)
(IN THOUSANDS)

INVESTMENT INCOME
INCOME:
    Interest                                           $ 9,919
EXPENSES:
    Interest expense                       $1,411
    Investment advisory fees                  485
    Administrative services                    33
    Custodian fees and expenses                32
    Shareholder reports                        22
    Auditing and legal fees                    13
    Transfer agent fees and expenses           12
    Trustees' fees                              6
    Other                                      15        2,029
                                          --------  -----------
NET INVESTMENT INCOME                                    7,890
                                                    -----------

REALIZED AND UNREALIZED GAIN/LOSS ON
    INVESTMENTS
    Net realized loss from investments                 (38,359)
    Unrealized appreciation of investments              33,383
                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                         (4,976)
                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                    $ 2,914
                                                    ===========


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       7

STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)


                                      (UNAUDITED)
                                     FOR THE THREE       YEAR ENDED
                                      MONTHS ENDED       DECEMBER 31,
                                     MARCH 31, 2001         2000
                                   ------------------  ----------------
OPERATIONS:
Net investment income                    $     7,890       $    35,179
Net realized loss from
   investments                               (38,359)          (23,893)
Unrealized appreciation
   (depreciation)
   on investments                             33,383           (79,507)
                                   ------------------  ----------------
Net increase (decrease) in net
   assets from operations                      2,914           (68,221)
                                   ------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                    (7,853)          (38,047)
                                   ------------------  ----------------
Total distributions to
  shareholders                                (7,853)          (38,047)
                                   ------------------  ----------------

CAPITAL SHARE TRANSACTIONS:
Net increase from 229 and
   614 capital shares issued to
   shareholders in reinvestment of
   distributions, respectively                 1,040             3,317
                                   ------------------  ----------------
Net increase from capital share
   transactions                                1,040             3,317
                                   ------------------  ----------------
NET DECREASE IN NET ASSETS                    (3,899)         (102,951)

NET ASSETS:
Beginning of period                          202,401           305,352
                                   ------------------  ----------------
End of period (including
   overdistributed net investment
   income of $2,903 and
   $2,940, respectively)                $    198,502       $   202,401
                                   ==================  ================



STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2001
(UNAUDITED)
(IN THOUSANDS)



CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
  Repayment of borrowing                        $        (5,990)
  Dividends paid in cash                                 (8,108)
                                                 -----------------
  Total amount used                                     (14,098)
                                                 -----------------

CASH PROVIDED (USED) BY OPERATIONS:
  Purchases of portfolio securities                     (34,181)
  Proceeds from sales of portfolio securities            44,366
                                               -----------------
  Total amount used                                      10,185
                                               -----------------

  Net Investment Income                                   7,890
  Net amortization of premiums and discounts               (690)
  Net change in receivables/payables
     related to operations                               (3,288)
                                               -----------------
  Total other amounts                                     3,912
                                               -----------------

Net Decrease in Cash                                         (1)
Cash, Beginning of Period                                     2
                                              ------------------
Cash, End of Period                           $               1
                                              ==================



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       8


FINANCIAL HIGHLIGHTS

____________________________________________________________________________________________________________________________________
                                              (UNAUDITED)
                                                3 MONTHS
                                                 ENDED
                                                 MARCH, 31                         YEAR ENDED DECEMBER 31,
                                                  2001            2000          1999         1998         1997         1996
____________________________________________________________________________________________________________________________________
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD            $   3.88        $  5.92       $  6.39      $  7.88      $  7.43      $  7.19
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(3)/                          0.15           0.68          0.81         0.88         0.87         0.85
Net realized and unrealized gains (losses)         (0.09)         (1.99)        (0.46)       (1.49)        0.44         0.29
                                                ----------      ----------    ----------   ----------   ------       ---------
TOTAL FROM INVESTMENT OPERATIONS                    0.06          (1.31)         0.35        (0.61)        1.31         1.14
                                                ----------      ----------    ----------   ----------   ------       ---------

LESS DISTRIBUTIONS:
Distributions from net investment income           (0.15)         (0.73)        (0.82)       (0.88)       (0.86)       (0.90)
                                                ----------      ----------    ----------   ----------   ------       ---------
TOTAL DISTRIBUTIONS                                (0.15)         (0.73)        (0.82)       (0.88)       (0.86)       (0.90)
                                                ----------      ----------    ----------   ----------   ------       ---------
NET ASSET VALUE, END OF PERIOD                  $   3.79        $  3.88       $  5.92      $  6.39      $  7.88      $  7.43
                                                ==========      ==========    ==========   ==========   ========    ==========
MARKET VALUE, END OF PERIOD                     $   4.47        $  4.19       $  5.38      $  7.25      $  8.44      $  8.38
                                                ==========      ==========    ==========   ==========   ========    ==========
TOTAL INVESTMENT RETURN:
Per share market value                             10.42% (1)    (10.05)%      (16.18)%      (3.35)%      11.65%       19.25%
Per share net asset value/(4)/                      1.34% (1)    (24.21)%        5.78%       (8.31)%      18.58%       16.70%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)        $ 198,502      $ 202,401     $ 305,352    $ 324,289    $ 295,256    $ 273,500
Ratio of expenses to average net assets
  (includes interest expense)                       3.81% (2)      4.16%         3.40%        3.40%        3.28%        3.35%
Ratio of expenses to average net assets
  (excludes interest expense)                       1.16% (2)      1.09%         1.02%        0.97%        1.06%        1.07%
Ratio of net investment income to average
  net assets                                       14.84% (2)     13.13%        13.05%       12.05%       11.28%       11.60%
Portfolio turnover                                    12% (1)        38%           49%          56%          74%          78%

(1)  Not annualized.
(2)  Annualized.
(3) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(4) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) 9



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are determined on the basis of identified cost.

Effective January 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and now amortizes premium and discount on all debt securities. The cumulative effect of this accounting change did not have an impact on total net assets for the Fund but resulted in a reclassification between accumulated net realized gain/loss and net unrealized appreciation/depreciation. Prior to the change, the Fund did not amortize premiums or discounts, which were accreted over the life of the respective securities.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                                                                              10

reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of: (A) $151,300,000; or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 31, 2002. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time or at fixed rates as may be agreed to between the Fund and the lender. The average borrowings outstanding during the year ended March 31, 2001 were $82,651,989 at an average interest rate of approximately 6.93%. As of March 31, 2001, the Fund was paying interest at an average annual rate of 6.45% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the quarter ended March 31, 2001, the Fund paid or accrued $32,589.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the quarter ended March 31, 2001 were $34,180,567 and $44,365,775, respectively.

As of March 31, 2001, the cost of securities for federal income tax purposes was $364,748,798. At March 31, 2001, net unrealized depreciation for federal income tax purposes aggregated $96,621,625, of which $5,748,086 related to appreciated securities and $102,369,711 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $65,802,748, of which $1,753,142, $28,678,393 and $35,363,213 expire in 2003, 2007 and 2008, respectively. On
December 31, 2000, a capital loss carryover in the amount of $3,704,377 expired, resulting in a permanent adjustment between additional paid in capital and accumulated net realized loss. The Fund had a post October loss in the amount of $310,040. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                                                                              11


7. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands, except for per share amounts):

------------------------------------------------------------------------------------------------------------------------------------
                                                                              NET REALIZED AND
                                                                           UNREALIZED GAIN (LOSS)
                       INVESTMENT INCOME          NET INVESTMENT INCOME        ON INVESTMENTS         INCR. (DECR.) IN NET ASSETS
PERIOD ENDED               TOTAL      PER SHARE    TOTAL     PER SHARE      TOTAL       PER SHARE        TOTAL         PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
March 31, 1999            $ 13,768    $ 0.27    $ 11,120    $ 0.22         $ (6,608)    $(0.10)         $ (2,150)       $(0.08)
June 30, 1999               13,592      0.27      10,928      0.21           (3,424)     (0.05)           (1,366)        (0.05)
September 30, 1999          12,995      0.25      10,353      0.20          (18,435)     (0.36)          (17,043)        (0.37)
December 31, 1999           11,853      0.23       9,007      0.17            2,670       0.05             1,622          0.03

March 31, 2000              12,370      0.24       9,529      0.19          (16,227)     (0.31)          (14,875)        (0.32)
June 30, 2000               12,297      0.24       9,647      0.19          (16,251)     (0.31)          (15,552)        (0.30)
September 30, 2000          11,613      0.22       8,597      0.16          (24,054)     (0.46)          (23,418)        (0.47)
December 31, 2000           10,028      0.18       7,406      0.14          (46,868)      0.91           (49,106)        (0.95)

March 31, 2001               9,919      0.19       7,890      0.15           (4,976)     (0.09)           (3,899)        (0.09)

------------------------------------------------------------------------------------------------------------------------------------


CIGNA HIGH INCOME SHARES

TRUSTEES                                                                             OFFICERS

Hugh R. Beath                              Thomas C. Jones                           Richard H. Forde
ADVISORY DIRECTOR                          PRESIDENT, CIGNA RETIREMENT AND           CHAIRMAN OF THE BOARD AND
ADMEDIA CORPORATE ADVISORS, INC.           INVESTMENT SERVICES AND CHAIRMAN          PRESIDENT
                                           OF THE BOARD TIMESSQUARE CAPITAL
                                           MANAGEMENT, INC.


                                           Paul J. McDonald
Richard H. Forde                           CHIEF FINANCIAL OFFICER AND
MANAGING DIRECTOR                          SPECIAL ADVISOR TO THE BOARD OF           Alfred A. Bingham III
TIMESSQUARE CAPITAL MANAGEMENT, INC.       DIRECTORS                                 VICE PRESIDENT AND TREASURER
                                           FRIENDLY ICE CREAM CORPORATION
Russell H. Jones                                                                     Jeffrey S. Winer
VICE PRESIDENT AND TREASURER                                                         VICE PRESIDENT AND SECRETARY
KAMAN CORPORATION

________________________________________________________________________________

CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account, contact State Street Bank, Stock Transfer Department, P.O. Box 8200, Boston, MA, 02266-8200, or call 1-800-426-5523.

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 CIGNA

CIGNA High Income Shares                [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
100 Front Street
Suite 300
Worcester, MA 01601

                                                                      CIGNA HIGH
                                                                   INCOME SHARES
--------------------                    ________________________________________
 PRESORTED STANDARD
    U.S. POSTAGE                                            FIRST QUARTER REPORT
       PAID                                                       MARCH 31, 2001
 SO. HACKENSACK, NJ
    PERMIT 750
--------------------




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